SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
      14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 14a-12

                              BIGSTRING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     1)   Title of each class of securities to which transaction applies: N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: N/A
     2)   Form, Schedule or Registration Statement No.: N/A
     3)   Filing Party: N/A
     4)   Date Filed: N/A

                              BIGSTRING CORPORATION
                             3 Harding Road, Suite F
                           Red Bank, New Jersey 07701
                                 (732) 741-2840


                                 April 30, 2007

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of BigString Corporation to be held at the law firm of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on Wednesday, May 30, 2007 at 10:00 a.m., local time.

         At the annual meeting, you will be asked to elect six nominees for director and consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

         It is important that your shares of BigString Corporation common stock are represented at the annual meeting, whether or not you attend the annual meeting in person and regardless of the number of shares you own. To ensure that your shares of common stock are represented, we urge you to complete, sign, date and return your proxy card in the enclosed postage prepaid envelope. If you attend the annual meeting, you may vote in person even if you have previously submitted a proxy. Your prompt attention is greatly appreciated.

                                                         Very truly yours,

                                                         /s/ Adam M. Kotkin

                                                         Adam M. Kotkin
                                                         Secretary

                              BIGSTRING CORPORATION
                             3 Harding Road, Suite F
                           Red Bank, New Jersey 07701
                                 (732) 741-2840

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 30, 2007
                          ----------------------------

To the Stockholders of
BigString Corporation:

         NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders (the "Annual Meeting") of BigString Corporation will be held at the law firm of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey, on Wednesday, May 30, 2007 at 10:00 a.m., local time, for the following purposes:

         1. To elect six nominees for director who will serve on BigString Corporation's Board of Directors for the following year and until their successors have been elected and qualify; and

         2. To transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

         Stockholders of record at the close of business on April 18, 2007 are entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid envelope. You may revoke your proxy either by written notice to BigString Corporation, by submitting a proxy card dated as of a later date or in person at the Annual Meeting. The Board of Directors of BigString Corporation recommends that you vote "FOR" each of the nominees for director.

                                         By Order of the Board of Directors

                                         /s/ Adam M. Kotkin

                                         Adam M. Kotkin
                                         Secretary

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO SIGN AND DATE THE ACCOMPANYING PROXY AND MAIL IT AT ONCE IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.
--------------------------------------------------------------------------------

                              BIGSTRING CORPORATION
                  --------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                  --------------------------------------------

General Information

         This Proxy Statement is being furnished to the holders of common stock, with a par value of $.0001 per share ("Common Stock"), of BigString Corporation ("BigString" or the "Company") in connection with the solicitation of proxies by the Board of Directors of BigString (the "Board" or "Board of Directors") for use at the annual meeting of stockholders of BigString to be held at 10:00 a.m. on Wednesday, May 30, 2007 at the law firm of Giordano, Halleran & Ciesla, P.C., located at 125 Half Mile Road, Red Bank, New Jersey (the "Annual Meeting"). The Board of Directors has fixed the close of business on April 18, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting.

         This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about April 30, 2007.

         At the Annual Meeting, stockholders of BigString will consider and vote on:

         o the election of six nominees for director who will serve on BigString's Board of Directors for the following year and until their successors have been elected and qualify; and

         o  any other business as may properly come before the Annual Meeting.

         Stockholders may revoke the authority granted by their execution of proxies at any time before the effective exercise of such proxies by filing written notice of such revocation with the secretary of the Annual Meeting. Presence at the Annual Meeting does not, in and of itself, revoke the proxy. Also, any grant of a proxy subsequent to an earlier grant of a proxy, revokes the earlier proxy. All shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the specifications therein. Proxies submitted without specification will be voted "FOR" the election of each of the nominees for director. Neither the Board nor management of BigString is aware, to date, of any matter to be presented at the Annual Meeting other than the election of directors, but, if any other matter is properly presented, the persons named in the proxy will vote thereon according to their best judgment.

         Proxies for use at the Annual Meeting are being solicited by the Board of Directors. The cost for preparing, assembling and mailing the proxy materials is to be borne by BigString. It is not anticipated that any compensation will be paid for soliciting proxies, and BigString does not intend to employ specially engaged personnel in the solicitation of proxies. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and employees of BigString, without additional compensation, may solicit proxies personally or by telephone, telegraph, facsimile transmission or special letter.

Voting Securities

         Each stockholder of record at the close of business on April 18, 2007 is entitled to one vote for each share of Common Stock then held by such stockholder. As of that date, BigString had 46,935,125 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to be voted at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to be voted at the Annual Meeting for the purpose of determining the existence of a quorum.

         Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy. All votes will be tabulated by the inspector of election appointed at the Annual Meeting who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes. Any proxy submitted and containing an abstention or broker non-vote will not be counted as a vote cast on any matter to which it relates.

Principal Stockholders and Security Ownership of Management

         The following table sets forth information as of April 18, 2007 with respect to the beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of BigString's Common Stock by (1) each director and nominee for director of BigString, (2) the Named Executive Officers of BigString (as such term is defined in the section of this Proxy Statement captioned "Executive Officers - Executive Compensation"), (3) each person or group of persons known by BigString to be the beneficial owner of 5% of BigString's outstanding Common Stock, and (4) all directors and officers of BigString as a group:


                                                                           Beneficial Ownership of
                                                                               Common Stock
                                                                     ---------------------------------
                                                                                          Percent of
Name of Beneficial Owner - Directors, Officers and 5% Stockholders   No. of Shares (1)       Class
------------------------------------------------------------------   ----------------   --------------

Darin M. Myman (2)(3)(4)(5)(6)....................................       9,000,000          19.18%
Robert S. DeMeulemeester (2)(4)(7)(8) ............................         450,000           0.95%
Adam M. Kotkin (2)(3)(4)(9)(10)...................................       1,637,500           3.42%
Todd M. Ross (2)(3)(4)(11)........................................       1,625,000           3.46%
Marc W. Dutton (2)(3)(4)..........................................         630,000           1.34%
Lee Rosenberg (2)(3)(4)...........................................       1,040,000           2.22%
Alfred L. Pantaleone (12)(13).....................................       6,319,000          13.46%
Paul Tudor Jones, II (14)(15)(16).................................       5,000,000           9.63%
Jo Myman (2)(17)..................................................       9,000,000          19.18%
David L. Daniels (18)(19).........................................       4,000,000           8.52%
Deborah K. Daniels (18)(20).......................................       4,000,000           8.52%
All Directors and Executive Officers as a Group
    (6 persons) (6)(8)(10)(17)....................................      14,382,500          29.76%


(1) In accordance with Rule 13d-3 of the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of BigString's Common Stock if he or she has voting or investment power with respect to such security. This includes shares (a) subject to options exercisable within 60 days, and (b)(1) owned by a spouse, (2) owned by other immediate family members, or (3) held in trust or held in retirement accounts or funds for the benefit of the named individuals, over which shares the person named in the table may possess voting and/or investment power.

(2) This executive officer and/or director, or spouse of an executive officer and/or director, maintains a mailing address at 3 Harding Road, Suite F, Red Bank, New Jersey 07701.

(3)      Such person currently serves as a director of BigString.

(4)      Such person is a nominee for director of BigString.

(5)      Mr. Myman serves as the President and Chief Executive Officer of
         BigString.

(6) Includes 100,000 shares of Common Stock registered in the name of Mr. Myman's wife, Jo Myman, and 900,000 shares of Common Stock held by Mr. Myman for the benefit of Mr. and Mrs. Myman's children under the Uniform Transfers to Minors Act. Mr. Myman disclaims any beneficial interest in the shares held by his wife and the shares held by him as custodian for his children.

(7) Mr. DeMeulemeester serves as Executive Vice President, Chief Financial Officer and Treasurer of BigString.

(8) Includes 450,000 shares of Common Stock subject to a currently exercisable stock option.

(9)      Mr. Kotkin serves as Chief Operating Officer and Secretary of
         BigString.

(10) Includes 937,500 shares of Common Stock subject to a currently exercisable stock option.

(11) Mr. Ross served as Chief Financial Officer and Treasurer of BigString from January 2005 until September 2006.

(12) Alfred Pantaleone maintains a mailing address at 25 Ely Road, Holmdel, New Jersey 07733.

(13) Includes 1,200,000 shares of Common Stock held by Mr. Pantaleone as custodian for the benefit of his children under the Uniform Transfers to Minor Act, as to which shares he disclaims any beneficial interest.

(14) Paul Tudor Jones, II maintains a mailing address at c/o Tudor Investment Corporation, 1275 King Street, Greenwich, Connecticut 06831.

(15) The shares of Common Stock reported herein as beneficially owned are owned directly by Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C. Because Tudor Investment Corporation provides investment advisory services to Witches Rock Portfolio Ltd. and Tudor BVI Global Portfolio Ltd., Tudor Investment Corporation may be deemed to beneficially own the shares of Common Stock owned by each such entity. Tudor Investment Corporation expressly disclaims such beneficial ownership. In addition, because Mr. Jones is the controlling shareholder of Tudor Investment Corporation and the indirect controlling equity holder of Tudor Proprietary Trading, L.L.C., Mr. Jones may be deemed to beneficially own the shares of

         Common Stock owned by Tudor Proprietary Trading, L.L.C. and the shares of Common Stock deemed beneficially owned by Tudor Investment Corporation. Mr. Jones expressly disclaims such beneficial ownership.

(16) Includes the following shares which are held by Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C.: (i) 3,203,430 shares of Common Stock underlying a total of 320,343 shares of Series A Preferred Stock, and 800,858 shares of Common Stock subject to a currently exercisable warrant, held by Witches Rock Portfolio Ltd.; (ii) 517,770 shares of Common Stock underlying a total of 51,777 shares of Series A Preferred Stock, and 129,442 shares of Common Stock subject to a currently exercisable warrant, held by The Tudor BVI Global Portfolio Ltd.; and (iii) 278,800 shares of Common Stock underlying a total of 27,880 shares of Series A Preferred Stock, and 69,700 shares of Common Stock subject to a currently exercisable warrant, held by Tudor Proprietary Trading, L.L.C.

(17) Includes (a) 8,000,000 shares of Common Stock registered in the name of her husband, Darin M. Myman, and (b) 900,000 shares of Common Stock held by Mr. Myman for the benefit of Mr. and Mrs. Myman's children under the Uniform Transfers to Minors Act, as to which shares Mrs. Myman disclaims any beneficial ownership.

(18) Mr. Daniels is a former officer and director of BigString. Mr. Daniels and his wife, Deborah Daniels, maintain a mailing address at 19007 U.S. Highway 64, Haskell, Oklahoma 74336.

(19) Includes 2,000,000 shares of Common Stock registered in the name of Deborah K. Daniels, the wife of David L. Daniels, as to which shares he disclaims any beneficial interest.

(20) Includes 2,000,000 shares of Common Stock registered in the name of David L. Daniels, the husband of Deborah K. Daniels, as to which shares she disclaims any beneficial interest.

                              ELECTION OF DIRECTORS

         The By-laws of BigString provide that the number of directors shall not be less than one director nor more than twelve directors, and permit the exact number of directors to be determined from time to time by the Board. At this time, the Board has fixed the number of directors at six.

Nomination Process

         Effective March 23, 2006, BigString's Board of Directors formed a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of the following three directors: Marc W. Dutton, Adam M. Kotkin and Darin M. Myman. Although the Nominating and Corporate Governance Committee currently does not have a formal charter, the Board has established the following principal responsibilities of the Nominating and Corporate Governance Committee: (1) the Nominating and Corporate Governance Committee shall recommend nominees for election as directors based upon certain performance criteria established by it and recommend a successor to a key senior management position when such position is vacant; and (2) the Nominating and Corporate Governance Committee shall develop a management succession policy that specifies key senior management positions and qualified potential replacements. In addition, the Nominating and Corporate Governance Committee shall (a) regularly review issues and developments relating to corporate governance, (b) develop and recommend to the Board a set of corporate governance principles for BigString or, as appropriate, changes to existing corporate governance principles of BigString, (c) review the governance and operating practices of the Board and its committees, (d) review the performance and development of management in achieving corporate goals and objectives, and (e) evaluate BigString's compliance with relevant laws and listing standards, if any.

         In making its recommendations with respect to the Board nominees, the Nominating and Corporate Governance Committee is to consider, among other things, the qualifications of individual director candidates. In evaluating the suitability of a nominee to the Board, the Nominating and Corporate Governance Committee is to take into account several different factors, including such nominee's (1) general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today's business environment, (2) understanding of BigString's business and technology, (3) educational and professional background, and (4) personal accomplishments. The Nominating and Corporate Governance Committee also will consider whether the nominee will qualify as an "independent director" as such terms is defined by the NASD and the Securities and Exchange Commission. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee is also to consider the director's past attendance at meetings and participation in and contributions to the activities of the Board.

         The Nominating and Corporate Governance Committee will also consider nominees for director suggested by stockholders of BigString applying the same criteria for nominees described above and considering the additional information required below. Any stockholder nominee for director for the 2008 annual meeting of stockholders must be received by BigString at its principal executive offices no later than December 31, 2007, and must be accompanied by the following information: (1) the name and contact information for the nominee;
(2) a statement of the nominee's business experience and educational background;
(3) a detailed description describing any relationship between the nominee and the proposing stockholder; (4) a statement by the stockholder explaining why he, she or it believes that the nominee is qualified to serve on the Board and how his or her service would benefit BigString; and (5) a statement that the nominee is willing to be considered and serve as a director of BigString if nominated and elected. The Board retains complete discretion for making nominations for election as a member of the Board.

         The nominees for director named herein were unanimously recommended by the Nominating and Corporate Governance Committee at a meeting held by the Nominating and Corporate Governance Committee for such purpose and thereafter approved by the full Board.

Nominees

         It is intended that the proxies solicited by the Board will be voted "FOR" the six nominees listed below in the section captioned "Nominees for Director" (unless a stockholder otherwise directs). If, for any reason, any of the nominees becomes unavailable for election to or service on the Board, the proxies solicited by the Board of Directors will be voted for such substituted nominee(s) as is (are) selected by the Board of Directors. The Board has no reason to believe that any of the named nominees are not available or will not serve if elected. Each nominee for director currently serves as a director of BigString, except for Robert S. DeMeulemeester. Pursuant to his offer of employment, dated September 15, 2006, BigString is contractually obligated to nominate Mr. DeMeulemeester for the slate of directors to be voted upon by the stockholders of BigString at the Annual Meeting. Directors will be elected by a plurality of the votes cast at the Annual Meeting whether in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES FOR DIRECTOR.

Nominees for Director

         Each nominee for director has been nominated to serve for a one year term to expire at the next annual meeting of stockholders of BigString. The name, age, principal occupation or employment and biographical information of each person nominated to serve as a member of the Board of Directors of BigString is set forth below:

Name and Address             Age      Principal Occupation or Employment
----------------             ---      ----------------------------------

Darin M. Myman               42       President and Chief Executive Officer of
                                      BigString

Robert S. DeMeulemeester     40       Executive Vice President, Chief Financial
                                      Officer and Treasurer of BigString

Adam M. Kotkin               27       Chief Operating Officer and Secretary of
                                      BigString

Todd M. Ross                 34       President and Chief Executive Officer of
                                      TM Ross Insurance Brokerage, LLC

Marc W. Dutton               37       President - FJA-US Inc.

Lee Rosenberg                54       Financial Planner - ARS Financial
                                      Services, Inc.

         There are no family relationships among BigString's directors, executive officers and nominees for director. None of the directors of BigString is a director of any company registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Biographical Information

Darin M. Myman is a co-founder of BigString and has served as the President and Chief Executive Officer of BigString since its inception on October 8, 2003. He also has served as a member of BigString's Board of Directors since BigString's inception. From November 2001 until October 2003, Mr. Myman was a self-employed Internet marketing and business consultant and, from March 2001 until November 2001, he served as Executive Vice President of InsuranceGenie.com. Prior to his employment by InsuranceGenie.com, Mr. Myman was a co-founder and Chief Executive Officer of LiveInsurance.com, the first online insurance brokerage agency, from March 1999 until December 2000. Prior to co-founding LiveInsurance.com, he served as a Vice President of the online brokerage services unit of Westminster Securities Corporation from January 1995 until March 1999.

Robert DeMeulemeester has served as Executive Vice President, Chief Financial Officer and Treasurer of BigString since September 2006. Prior to joining BigString, from January 1998 to January 2006, Mr. DeMeulemeester served as managing director and treasurer of Securities Industry Automation Corporation ("SIAC"), a New York based provider of automated information and communication systems that supports the NYSE Group, the American Stock Exchange and related affiliates. Mr. DeMeulemeester also served as managing director, CFO and controller of Sector, Inc., a New York based provider of connectivity solutions, managed services and market data content for the financial services industry and a subsidiary of SIAC. Prior to his employment with SIAC and Sector, Inc., Mr. DeMeulemeester was employed at Honeywell International Inc., located in Teterboro, NJ, Pacific Bell, located in San Francisco, CA, and Accenture, located in New York, NY. Mr. DeMeulemeester earned his MBA in 2003 at Columbia Business School, Columbia University and his BS, magna cum laude, at Lehigh University in 1989.

Adam M. Kotkin is a co-founder of BigString and has served as the Chief Operating Officer of BigString since its inception on October 8, 2003, and as Secretary since August 17, 2005. He also has served as a member of BigString's Board of Directors since June 29, 2005. Prior to joining BigString, from June 2002 until December 2003, Mr. Kotkin was a paralegal in the law firm of Swidler, Berlin, Shereff & Friedman, LLP. From April 2001 until August 2001, he served as a business manager for InsuranceGenie.com. Prior thereto, Mr. Kotkin served as business developer and sales manager at LiveInsurance.com from March 1999 until December 2000. Mr. Kotkin graduated with distinction from New York University with a BA in Economics.

Todd M. Ross has served as a member of BigString's Board of Directors since June 29, 2005 and served as BigString's Chief financial Officer from January 2005 until September 2006. Since September 2005, Mr. Ross has also served as President and CEO of TM Ross Insurance Brokerage, LLC and served as President and CEO of H.K. Ross Corp. from November 2002 to September 2005. Prior to his formation of H.K. Ross Corp., Mr. Ross served as In-house Counsel and Chief Financial Officer for LiveInsurance.com from January 2000 to December, 2000. From January 1998 until December 1999, Mr. Ross worked for the NIA Group, one of the largest privately held insurance brokerage firms in the United States. Mr. Ross graduated from the University of Wisconsin-Madison with a BA in Political Science in May 1994 and earned his JD at Hofstra University School of Law in May 1997. Mr. Ross anticipates receiving his MBA in Professional Accounting and Finance and a Masters in Taxation from Fordham University Graduate School of Business by the end of 2008.

Marc W. Dutton currently serves as the President of FJA-US and FJA-US, Australia (formerly known as Finansys), an industry leader in insurance technology solutions. Mr. Dutton joined FJA-US in 1996 and prior to serving as President, he served as Managing Director, Vice President of Sales and other sales management positions. He received a Bachelor of Science Degree from the University of Albany in May of 1991. Mr. Dutton has served on the Board of Directors of BigString since June 29, 2005.

Lee Rosenberg is a financial planner for ARS Financial Services, Inc., an independent, professional financial planning organization, with offices located in Jericho, New York and Boca Raton, Florida, which Mr. Rosenberg co-founded in 1984. In February of 1988, he joined Cadaret, Grant & Co., Inc., as a Registered Representative. Mr. Rosenberg is a CERTIFIED FINANCIAL PLANNER(TM) with more than 32 years of experience and has previously served as the Chairman of the Long Island Society of the Institute of CERTIFIED FINANCIAL PLANNERS(TM) (1989-1996). Mr. Rosenberg has authored several books on financial and retirement planning and is a recognized speaker and lecturer. He holds a Bachelor of Arts in Sociology from Brooklyn College (1974) and a degree as a CERTIFIED FINANCIAL PLANNER(TM) from the Denver College of Financial Planning
(1982). Mr. Rosenberg resides in Long Island, New York.

Meetings and Committees of the Board of Directors

         The Board of Directors of BigString conducts business through meetings of the Board or by unanimous written consents of the Board. Following the election of directors at the 2006 Annual Meeting of Stockholders, the Board of Directors for 2006 consisted of: Marc W. Dutton, Adam M. Kotkin, Darin M. Myman, Lee Rosenberg and Todd M. Ross. Both Mr. Dutton and Mr. Rosenberg qualify as independent directors in accordance with NASDAQ's definition of "independent director" and the rules and regulations of the Securities and Exchange Commission. During 2006, the Board held two meetings of the Board which were attended by all of the directors serving on the Board at the time of such meetings, except for one meeting in which Mr. Handshy, a former director, did not participate. The Board also acted by unanimous written consent on four other occasions in 2006. In addition, BigString encourages all of its directors to attend the Annual Meeting of Stockholders.

Nominating and Corporate Governance Committee

         On March 23, 2006, the Board formed the Nominating and Corporate Governance Committee of the Board. The Nominating and Corporate Governance Committee is comprised of directors Marc W. Dutton, Adam M. Kotkin and Darin M. Myman. Mr. Myman serves as the Chairman of the Nominating and Corporate Governance Committee. Based on NASDAQ's definition of "independent director," only Marc W. Dutton currently qualifies as an independent director. In the event that the Board determines in the future to apply for listing of BigString's Common Stock on a securities exchange, the Board will then review the composition of the Nominating and Corporate Governance Committee to ensure it meets the independence standards of any such securities exchange.

         The Nominating and Corporate Governance Committee is responsible for recommending nominees for election as directors based upon the performance criteria established by the Nominating and Corporate Governance Committee, and may recommend a successor to a key senior management position when such position is vacant. In addition, the Nominating and Corporate Governance Committee anticipates developing a management succession policy that specifies key senior management positions and qualified potential replacements. The Nominating and Corporate Governance Committee met in April 2007 in connection with the selection of nominees for election as director. See "Nomination Process."

Compensation Committee

         On March 23, 2006, the Board formed the Compensation Committee of the Board. The Compensation Committee is comprised of directors Marc W. Dutton, Darin M. Myman and Todd M. Ross. Mr. Dutton is the Chairman of the Compensation Committee. Based on NASDAQ's definition of "independent director," only Marc W. Dutton currently qualifies as an independent director. Under the NASDAQ rules, a director who at any time during the past three years was employed by the company is not considered independent. Because Mr. Ross served as BigString's Chief Financial Officer from January 2005 until September 2006, Mr. Ross does not currently qualify as independent under the NASDAQ rules.

         The Compensation Committee is responsible for determining whether BigString's compensation and benefits packages are suitable and do not provide excessive benefits or result in material financial loss to BigString. The Compensation Committee is also responsible for approving or recommending to the Board compensation packages and plans for senior management and directors. These compensation packages include salaries, bonuses, vacations, termination benefits, profit-sharing plans, contributions to employee pension plans, stock option and stock purchase plans, indemnification agreements and employment/change of control contracts. When reviewing proposed compensation packages, the Compensation Committee will consider: (1) the combined value of all cash and noncash benefits provided to the individual or individuals; (2) the compensation history of the individual or individuals as compared to other individuals with comparable expertise at BigString; (3) the financial condition of BigString; (4) comparable compensation packages at similar institutions based upon such factors as asset size, geographic location and the services provided;
(5) the projected total cost and benefit to BigString for post employment benefits; and (6) any connection between the individual and any fraudulent act or omission, breach of trust of fiduciary duty or insider abuse with regard to

BigString. The Compensation Committee did not meet in 2006. All compensation related matters in 2006 were acted upon by the Board.

         In the event that the Board determines in the future to apply the listing of BigString's Common Stock on a securities exchange, the Board will then review the composition of the Compensation Committee to ensure it meets the independence standards of any such securities exchange.

Audit Committee

         For the year ended December 31, 2006, the Audit Committee of the Board of Directors of BigString consisted of directors Darin M. Myman and Todd M. Ross. On December 1, 2006, the Board of Directors reappointed Todd M. Ross and appointed Marc W. Dutton to replace Mr. Myman on the Audit Committee. Mr. Dutton is the only director currently serving on the Audit Committee who qualifies as an independent director under NASDAQ's definition of "independent director." Mr. Ross is Chairman of the Audit Committee. In addition, the Board has determined that Mr. Ross qualifies as a financial expert under the rules of the Securities and Exchange Commission. The Audit Committee selected the accounting firm of Wiener, Goodman & Company, P.C. to act as BigString's independent public accounting firm for the year ended December 31, 2006 and audit the financial statements of BigString for such year.

         The Audit Committee is responsible for developing and monitoring the audit of BigString. The Audit Committee selects the outside auditor and meets with the Board to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and any other information presented to members of the Audit Committee by the officers of BigString regarding financial reporting policies and practices. The Audit Committee met once during the year 2006, with all members attending such meeting.

Report of the Audit Committee of the Board of Directors

         Notwithstanding anything to the contrary set forth in any of BigString's previous or future filings under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

         Audit Committee Charter

         The Audit Committee assisted in the development of a Charter of the Audit Committee (the "Charter") in consultation with BigString's legal and accounting advisors. The Board adopted the Charter on March 23, 2006. A copy of the Charter was attached as Appendix A to the proxy statement used in connection with the 2006 annual meeting of stockholders of BigString and may be viewed at the Securities and Exchange Commission's website, www.sec.gov.

         Review of Audited Financial Statements for the year ended December 31, 2006

         The Audit Committee has reviewed and discussed with BigString's management the audited financial statements of BigString for the year ended December 31, 2006. The Audit

Committee has discussed with Wiener, Goodman & Company, P.C., BigString's independent public accounting firm, those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that BigString's audited financial statements for the year ended December 31, 2006 be included in its Annual Report on Form 10-KSB for the year ended December 31, 2006, and that such Form 10-KSB be filed with the Securities and Exchange Commission.

Submitted by:     Todd M. Ross
                  Mark W. Dutton

Director's Compensation

         The following table sets forth information concerning the compensation of the directors of BigString for the year ended December 31, 2006.

                                                                            Change in
                                                                          Pension Value
                                                                               and
                        Fees                                              Nonqualified
                      Earned or                            Non-Equity       Deferred
                       Paid in    Stock      Option      Incentive Plan   Compensation    All Other
                        Cash      Awards     Awards       Compensation      Earnings     Compensation     Total
     Name              ($)(1)      ($)         ($)            ($)              ($)           ($)           ($)
------------------   ----------   ------   ------------   ------------   -------------   ------------   -----------
Darin M. Myman          $ --       $ --     $    --          $ --             $ --          $ --         $    --
Todd M. Ross (2)        $ --       $ --     $    --          $ --             $ --          $ --         $    --
Adam M. Kotkin (3)      $ --       $ --     $    --          $ --             $ --          $ --         $    --
Marc W. Dutton          $ --       $ --     $12,464 (4)      $ --             $ --          $ --         $12,464 (4)
Lee Rosenberg           $ --       $ --     $12,464 (5)      $ --             $ --          $ --         $12,464 (5)


(1) BigString does not currently pay its directors any retainer or other fees for service on the Board or any committee thereof.

(2) On July 11, 2006, in connection with his service as Chief Financial Officer of BigString during 2006, Mr. Ross was granted an incentive stock option to purchase 300,000 shares of Common Stock. 33-1/3% of the shares of Common Stock underlying the incentive stock option vests on each anniversary of the date of grant for three consecutive years beginning on July 11, 2007. The incentive stock option has a term of ten years and an exercise price of $0.50 per share.

(3) On July 11, 2006, in connection with his service as Chief Operating Officer of BigString during 2006, Mr. Kotkin was granted an incentive stock option to purchase 1,250,000 shares of Common Stock. 25% of the shares of Common Stock underlying the incentive stock option vested three months from the date of grant; 25% of the shares of Common Stock underlying the incentive stock option vested six months from the date of grant; 25% of the shares of Common Stock underlying the incentive stock option vested nine months from the date of grant; and 25% of the shares of Common Stock underlying the incentive stock option vested on the first anniversary of the date of grant. The incentive stock option has a term of five years and an exercise price of $0.32 per share. See the "Summary Compensation Table" below.

(4) On July 11, 2006, Mr. Dutton was granted a stock option to purchase 300,000 shares of Common Stock. 33-1/3% of the shares of Common Stock underlying the stock option vests on each anniversary of the date of grant for three consecutive years beginning on July 11, 2007. The stock option has a term of ten years and an exercise price of $0.50 per share. The fair value of the options granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used: dividend yield of 0%; expected volatility of 40%; risk free rate of return of 5%; and expected life of three years. The fair value of these options was $0.05 per share.

(5) On July 11, 2006, Mr. Rosenberg was granted a stock option to purchase 300,000 shares of Common Stock. 33-1/3% of the shares of Common Stock underlying the stock option vests on each anniversary of the date of grant for three consecutive years beginning on July 11, 2007. The stock option has a term of ten years and an exercise price of $0.50 per share. The fair value of the options granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used: dividend yield of 0%; expected volatility of 40%; risk free rate of return of 5%; and expected life of three years. The fair value of these options was $0.05 per share.

Principal Accountant Fees and Services

         Audit Fees

         BigString incurred fees of approximately $54,000 in 2006 and $85,000 in 2005 to Wiener, Goodman & Company, P.C., for audit services, which included work related to the audits rendered for the years ended December 31, 2006 and 2005, and the period commencing October 8, 2003 (Date of Formation) through December 31, 2006, respectively. It should be noted that the fees incurred in 2006 included those associated with the registration of shares of Common Stock under the Securities Act pursuant to the Registration Statement on Form SB-2, which was filed by BigString with the Securities and Exchange Commission on July 18, 2006. The fees incurred in 2005 included those associated with BigString becoming a reporting entity under the Exchange Act in January 2006 as well as the registration of shares of Common Stock under the Securities Act pursuant to the Registration Statement on Form SB-2, as amended, which was filed by BigString with the Securities and Exchange Commission on August 29, 2005.

         Audit Related Fees

         As of December 31, 2006, BigString has not paid any fees associated with audit related services to Wiener, Goodman & Company, P.C., or any other accounting firm.

         Tax Fees

         As of December 31, 2006, BigString has not paid any fees associated with tax compliance, tax advice or tax planning to Wiener, Goodman & Company, P.C., or any other accounting firm.

         All Other Fees

         As of December 31, 2006, BigString has not paid any fees associated with non-audit services to Wiener, Goodman & Company, P.C., or any other accounting firm.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

         The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its Charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to BigString that are prohibited by law or regulation.

Code of Ethics

         The chief executive and senior financial officers of BigString are held to the highest standards of honest and ethical conduct when conducting the affairs of BigString. All such individuals must act ethically at all times in accordance with the policies contained in BigString's Chief Executive and Senior Financial Officer Code of Ethics. Copies of the Chief Executive and Senior Financial Officer Code of Ethics will be furnished without charge upon written request received from any shareholder of record. Requests should be directed to BigString Corporation, 3 Harding Road, Suite F, Red Bank, New Jersey 07701, Attention: Secretary.


                               EXECUTIVE OFFICERS

         The name, age, current position and biographical information of each executive officer of BigString is set forth below:


Name                        Age                         Position
----                        ---                         --------

Darin M. Myman              42         President and Chief Executive Officer

Robert DeMeulemeester       40         Executive Vice President, Chief Financial
                                       Officer and Treasurer

Adam M. Kotkin              27         Chief Operating Officer and Secretary


Biographical Information

         For the biographical information for the above listed executive officers, see "ELECTION OF DIRECTORS - Nominees for Director."

Executive Compensation

         The following table sets forth information concerning the annual and long-term compensation for services in all capacities to BigString for the years ended December 31, 2006 of the Chief Executive Officer and the Chief Operating Officer whose total annual compensation for the year ended December 31, 2006 exceeded $100,000 (the "Named Executive Officers"). No other executive officer's total annual salary and bonus for the year ended December 31, 2006 exceeded $100,000.

                                                      SUMMARY COMPENSATION TABLE
                                                      --------------------------

                                                                         Non-Equity      Nonqualified
    Name and                                      Stock     Option      Incentive Plan     Deferred       All Other
   Principal                 Salary     Bonus     Awards    Awards      Compensation     Compensation    Compensation      Total
    Position        Year       ($)        ($)       ($)       ($)            ($)         Earnings ($)        ($)            ($)
------------------------------------------------------------------------------------------------------------------------------------
Darin M.            2006    $ 128,500   $   --    $   --    $    --       $      --        $     --       $   9,277 (1)   $  137,777
Myman,
President and
Chief Executive
Officer

Adam Kotkin,        2006    $  75,500   $   --    $   --    $99,278 (2)   $      --        $     --       $   9,983 (3)   $  184,761
Chief Operating
Officer and
Secretary


(1) Represents amounts reimbursed for automobile and automobile insurance expenses paid by Mr. Myman in 2006 which relate to BigString's promotional vehicle. Mr. Myman primarily uses the vehicle for advertising and promotional purposes on behalf of BigString.

(2) On July 11, 2006, Mr. Kotkin was granted an incentive stock option to purchase 1,250,000 shares of Common Stock. 25% of the shares of Common Stock underlying the incentive stock option vested three months from the date of grant; 25% of the shares of Common Stock underlying the incentive stock option vested six months from the date of grant; 25% of the shares of Common Stock underlying the incentive stock option vested nine months from the date of grant; and 25% of the shares of Common Stock underlying the incentive stock option vests on the first anniversary of the date of grant. The incentive stock option has a term of five years and an exercise price of $0.32 per share. The fair value of the incentive stock option granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used: dividend yield of 0%; expected volatility of 40%; risk free rate of return of 5%; and expected life of three years. The weighted average fair value of these options was $0.10 per share.

(3) Represents amounts reimbursed for automobile expenses and payroll taxes.

Employment Agreements

         Mr. DeMeulemeester and BigString entered into a letter agreement, effective September 18, 2006 (the "Letter Agreement"), pursuant to which BigString has employed Mr. DeMeulemeester as Executive Vice President, Chief Financial Officer and Treasurer of BigString, on an "at will" basis, whereby either BigString or Mr. DeMeulemeester can terminate his employment at any time for any reason or no reason. Pursuant to the terms of the Letter Agreement, BigString will pay Mr. DeMeulemeester an annual base salary of $130,000, which base salary will increase to $200,000 in the event BigString participates in one or more offerings of its securities and BigString receives, in the aggregate, more than $2,000,000 in net proceeds from such offering(s). At such time, Mr. DeMeulemeester will receive a lump sum payment, subject to any withholding required by law, equal to the difference between (a) the total amount of base salary paid to him up until the date of the increase to his base salary and (b) the total amount of base salary that would have been paid to him up until the date of the increase to his base salary, if his base salary was $200,000 as of September 18, 2006.

         Mr. DeMeulemeester is also entitled to benefits afforded to all full-time employees of BigString, including medical and dental, as applicable. Moreover, Mr. DeMeulemeester may be eligible for certain bonuses in connection with his performance, to be determined and awarded in the sole discretion of BigString's Board of Directors and Compensation Committee. Subject to Mr. DeMeulemeester being employed with BigString, the Board of Directors of BigString has also agreed to include Mr. DeMeulemeester with its other nominees for director to be acted upon by the stockholders of BigString at the Annual Meeting.

         In connection with BigString's employment of Mr. DeMeulemeester, BigString granted him an incentive stock option to purchase 1,800,000 shares of Common Stock. The incentive stock option was granted under the BigString Corporation 2006 Equity Incentive Plan (the "Equity Incentive Plan"). When vested, 400,000 shares of Common Stock subject to the incentive stock option will be eligible for purchase at $0.24, the per share price equal to the Fair Market Value (as such term is defined in the Equity Incentive Plan) of one share of Common Stock on date of grant; 600,000 shares of Common Stock will be eligible for purchase at $0.50 per share; 400,000 shares of Common Stock will be eligible for purchase at $0.90 per share; and 400,000 shares of Common Stock will be eligible for purchase at $1.25 per share. The incentive stock option will vest quarterly over a three year period in order of exercise price, with the shares with the lower exercise price vesting first. As provided for in the Equity Incentive Plan, the incentive stock option will fully vest in connection with a Change of Control (as such term is defined therein).

         In the event Mr. DeMeulemeester's employment is terminated by BigString for any reason other than Cause (as defined in the Letter Agreement) after BigString is in receipt of more than $2,000,000 in net proceeds as a result of one or more offerings of its securities, or if Mr. DeMeulemeester's employment is terminated by BigString or a successor entity for any reason other than Cause after or in connection with a Change of Control (as defined in the Equity Incentive Plan), Mr. DeMeulemeester will receive a lump sum payment equal to two months of his base salary, subject to any withholding required by law, within three days of the date his employment is terminated.

         No other officer or employee of BigString has an employment agreement with BigString. At the discretion of our Board of Directors, BigString may in the future enter into employment agreements with one or more of its officers or other employees.

2006 Equity Incentive Plan

         At the 2006 Annual Meeting of Stockholders, the stockholders of BigString approved the Equity Incentive Plan. Pursuant to the Equity Incentive Plan, options to purchase up to 15,000,000 shares of Common Stock may be granted to employees and directors of BigString who are in a position to make significant contributions to the success of BigString. As of December 31, 2006, stock options to purchase 5,020,000 shares of Common Stock were outstanding under the Equity Incentive Plan.

Securities Authorized for Issuance under Equity Compensation Plans

         The number of stock options outstanding under our Equity Incentive Plan, the weighted-average exercise price of outstanding stock options, and the number of securities remaining available for issuance, as of December 31, 2006, were as follows:


                                            EQUITY COMPENSATION PLAN TABLE

                                                                                          Number of securities
                                                                                        remaining available for
                                       Number of securities                              future issuance under
                                         to be issued upon       Weighted average         equity compensation
                                            exercise of          exercise price of          plans (excluding
                                       outstanding options,    outstanding options,     securities reflected in
                                        warrants and rights     warrants and rights           column (a))
         Plan category                          (a)                     (b)                       (c)
-----------------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security holders (1)            5,020,000 (2)               $0.52                   9,980,000

Equity compensation plans not
approved by security holders                4,518,645 (3)               $0.50                          --

Total                                       9,538,645                   $0.51                   9,980,000
------------------------------------------------

(1) BigString currently has no equity compensation plan other than the Equity Incentive Plan described herein. With the exception of a non-qualified stock option to purchase 575,100 shares of Common Stock issued to Mr. Kieran Vogel in connection with his participation in BigString's OurPrisoner program, all outstanding stock options have been granted under the Equity Incentive Plan.

(2) Represents options to purchase Common Stock outstanding at December 31, 2006 issued under the Equity Incentive Plan. See discussion below for additional information.

(3) Includes warrants to purchase 3,943,545 shares of Common Stock which were issued and outstanding as of December 31, 2006 and 575,100 shares of Common Stock subject to an outstanding non-qualified stock option issued to Kieran Vogel in connection with his participation in BigString's OurPrisoner program. See discussion below for additional information.

Option Grants in the Last Fiscal Year

         On July 11, 2006, Mr. Kotkin was granted an incentive stock option to purchase 1,250,000 shares of Common Stock under the Equity Incentive Plan. 25% of the shares of Common Stock underlying the incentive stock option vested three months from the date of grant; 25% of the shares of Common Stock underlying the incentive stock option vested six months from the date of grant; 25% of the shares of Common Stock underlying the incentive stock option vested nine months from the date of grant; and 25% of the shares of Common Stock underlying the incentive stock option vests on the first anniversary of the date of grant. The stock option has a term of five years from July 11, 2006 and an exercise price of $0.32 per share. The market value of BigString's Common Stock at July 11, 2006 was $0.32. There were no other option grants to the Named Executive Officers in 2006.

         On July 11, 2006, Mr. Dutton and Mr. Rosenberg were each granted a non-qualified stock option and Mr. Ross an incentive stock option to purchase 300,000 shares of Common

Stock under the Equity Incentive Plan. 33-1/3% of the shares of Common Stock underlying each stock option vests on each anniversary of the date of grant for three consecutive years beginning on July 11, 2007. Each stock option has a term of ten years from July 11, 2006 and an exercise price of $0.50 per share.

         On July 11, 2006, BigString approved the grant of a non-qualified stock option to purchase 575,100 shares of Common Stock to Kieran Vogel in connection with his participation in OurPrisoner, the interactive Internet television program which was made available through the entertainment portal being operated by BigString's wholly-owned subsidiary, BigString Interactive. The non-qualified stock option has a term of five years from July 11, 2006 and an exercise price of $0.32 per share.

         Pursuant to the Letter Agreement, Mr. DeMeulemeester received an incentive stock option to purchase up to 1,800,000 shares of Common Stock in connection with his employment as Executive Vice President, Chief Financial Officer and Treasurer. When vested, 400,000 shares of Common Stock subject to the incentive stock option will be eligible for purchase at $0.24, the per share price equal to the Fair Market Value (as such term is defined in the Plan) of one share of Common Stock on date of grant; 600,000 shares of Common Stock will be eligible for purchase at $0.50 per share; 400,000 shares of Common Stock will be eligible for purchase at $0.90 per share; and 400,000 shares of Common Stock will be eligible for purchase at $1.25 per share. The incentive stock option will vest quarterly over a three year period in order of exercise price, with the shares with the lower exercise price vesting first.

Warrant Grants in the Last Fiscal Year

         On May 2, 2006, BigString issued 1,250,000 shares of Common Stock, a fully vested, five year warrant to purchase 225,000 shares of Common Stock at a per share purchase price of $0.48, and a fully vested, five year warrant to purchase 225,000 shares of Common Stock at a per share purchase price of $1.00, in consideration for business consultant services to be provided by Lifeline Industries, Inc. The market value of BigString's Common Stock at May 2, 2006 was $0.82 per share.

         On December 1, 2006, BigString granted warrants to the members of BigString's Advisory Board, Sidney Braginsky and J. Frederic Kerrest. Each warrant provides for the purchase of 50,000 shares of BigString's Common Stock at an exercise price of $0.50 per share. The market value of BigString's Common Stock at December 1, 2006 was $0.36. Each of these warrants is due to expire on December 1, 2011.

         On May 19, 2006, BigString issued a total of 400,000 shares of Series A Preferred Stock, par value $0.0001 per share, and warrants to purchase 1,000,000 shares of common stock to Witches Rock Portfolio Ltd., The Tudor BVI Global Portfolio Ltd. and Tudor Proprietary Trading, L.L.C., for an aggregate purchase price of $2,000,000. The shares of Series A Preferred Stock are convertible under certain circumstances into shares of Common Stock. The warrants are convertible into shares of Common Stock at an exercise price per share of $1.25.

Additional Outstanding Warrants

         On September 23, 2005, BigString granted two warrants to Shefts Associates, Inc. as payment for consulting services. 1,196,707 shares of Common Stock remain available for purchase under one warrant at a per share purchase price of $0.16 and 1,146,838 shares of Common Stock remain available for purchase under one warrant at a per share purchase price of $0.20. Each of these warrants is set to expire on September 23, 2010.

         On January 1, 2005, BigString granted a warrant for 50,000 shares of Common Stock at a purchase price of $.25 per share to Paul Quintal as payment for advisory services. The warrant expired on January 1, 2007, however, is reflected in the table above.

Outstanding Equity Awards at Fiscal Year-End

         The following table provides information about all equity compensation awards held by the Named Executive Officers at December 31, 2006:


                                    OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                        Option Awards                                              Stock Awards
               ----------------------------------------------------------------- ---------------------------------------------------
                                                                                                              Equity      Equity
                                                                                                             Incentive   Incentive
                                                      Equity                                                   Plan    Plan Awards:
                                                  Incentive Plan                                              Awards:    Market or
                                                      Awards:                                    Market      Number of Payout Value
                         Number of     Number of     Number of                                  Value of     Unearned   of Unearned
                         Securities    Securities   Securities                     Number of    Shares or     Shares,  Shares, Units
                         Underlying    Underlying   Underlying                     Shares or    Units of     Units or    or Other
                        Unexercised   Unexercised   Unexercised Option           Units of Stock Stock That Other Rights Rights That
                          Options       Options      Unearned  Exercise   Option   That Have    Have Not     That Have   Have Not
               Date of      (#)           (#)         Options   Price   Expiration  Not Vested    Vested     Not Vested    Vested
      Name      Grant   Exercisable  Unexercisable      (#)      ($)       Date       (#)          ($)          (#)         ($)
------------- -------- ------------ -------------- ----------- -------- ---------- ---------- ------------ ------------ -----------
Darin M.            --       --           --            --      $   --         --      --         $ --             --      $ --
Myman,
President and
Chief
Executive
Officer

Adam           7/11/06  937,500 (1)  312,500 (1)        --      $ 0.32    7/11/11      --         $ --             --      $ --
Kotkin, Chief
Operating
Officer


(1) On July 11, 2006, Mr. Kotkin was granted an incentive stock option to purchase 1,250,000 shares of Common Stock. 25% of the shares of Common Stock underlying the stock option vested three months from the date of grant; 25% of the shares of Common Stock underlying the stock option vested six months from the date of grant; 25% of the shares of Common Stock underlying the stock option vested nine months from the date of grant; and 25% of the shares of Common Stock underlying the stock option vests on the first anniversary of the date of grant. The incentive stock option has a term of five years and an exercise price of $0.32 per share. The fair value of the options granted was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used: dividend yield of 0%; expected volatility of 40%; risk free rate of return of 5%; and expected life of three years. The weighted average fair value of these options was $0.10 per share.

Certain Relationships and Related Party Transactions

         BigString did not enter into any related party transaction during the year ended December 31, 2006 in accordance with the rules of the Securities and Exchange Commission.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires BigString's executive officers and directors, and persons who own more than ten percent of a registered class of BigString's equity securities, to file reports of ownership and changes of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish BigString with copies of all Forms 3, 4 and 5 they file.

         BigString believes that all filings required to be made by its executive officers and directors pursuant to Section 16(a) of the Exchange Act have been filed within the time periods prescribed, except for a Form 3 filed by Lee Rosenberg after the prescribed due date in connection with his election to the Board of Directors and a Form 4 filed by each of Adam Kotkin, Todd Ross, Marc Dutton and Lee Rosenberg after the prescribed due date with respect to the grant of stock options under the Equity Incentive Plan.

                    STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

         The Board has adopted a formal process to be followed for those stockholders who wish to communicate directly with the Board or any individual director of BigString. A stockholder can contact the Board, or any individual director, by sending a written communication to: BigString Corporation, c/o Chairman of the Board, 3 Harding Road, Suite F, Red Bank, New Jersey 07701. A stockholder's letter should also indicate that he, she or it is a stockholder of BigString. The Chairman shall either (1) distribute such communication to the Board, or a member or members thereof, as appropriate, depending upon the facts and circumstances described in the communication received; or (2) determine that the communication should not be forwarded to the Board because, in his or her judgment, (a) the communication is primarily commercial in nature and relates to BigString's ordinary business or relates to a topic that is improper or not relevant to the Board; or (b) BigString's management can adequately handle the stockholder inquiry or request, in which case the inquiry or request will be forwarded to the appropriate individual. If a stockholder communication is addressed to one or more members of the Board, but not the entire Board, the Chairman shall notify any member of the Board to whom such communication was not addressed that such communication was received and shall provide a copy of such communication upon request.

         At each Board meeting, the Chairman shall present a summary of all communications received since the last Board meeting which were not forwarded to the Board, as well as the basis for the determination by the Chairman as to why the communications were not forwarded to the Board, and shall make those communications available upon request.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals for presentation at BigString's next annual meeting of stockholders must be received by BigString at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than December 31, 2007. BigString's By-laws contain certain procedures which must be followed in connection with stockholder proposals.

                                  ANNUAL REPORT

         BigString's annual report on Form 10-KSB for the year ended December 31, 2006 accompanies this Proxy Statement. Wiener, Goodman & Company, P.C. has audited the financial statements for the year ended December 31, 2006, which statements are contained in the annual report on Form 10-KSB. Such annual report, including the audited financial statements contained therein, is not incorporated in this Proxy Statement and is not to be deemed a part of the proxy soliciting material.

              RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTING FIRM

         Selection of the independent public accounting firm for BigString is made by the Audit Committee of the Board of Directors. Wiener, Goodman & Company, P.C. was BigString's independent public accounting firm for the year ended December 31, 2006. The Audit Committee has selected Wiener, Goodman & Company, P.C. to serve as BigString's independent public accounting firm for the year ended December 31, 2007.

         A representative of Wiener, Goodman & Company, P.C. will be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so. Said representative will also be available to respond to appropriate questions from stockholders of BigString.

                                  OTHER MATTERS

         It is not expected that any matter not referred to herein will be presented for action at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named in the proxies or authorized substitutes will have discretion to vote on such matters and on matters incident to the conduct of the Annual Meeting in accordance with their best judgment.

                          ANNUAL REPORT ON FORM 10-KSB

         On written request, BigString will provide without charge to each record or beneficial holder of BigString's Common Stock, a copy of BigString's Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. Requests should be addressed to Mr. Darin M. Myman, President and Chief Executive Officer,

BigString Corporation, 3 Harding Road, Suite F, Red Bank, New Jersey 07701. It should be noted that a copy of the Annual Report on Form 10-KSB accompanies this Proxy Statement.

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THEIR PROXIES WITHOUT DELAY TO THE REGISTRAR AND TRANSFER COMPANY IN THE SELF ADDRESSED, POSTAGE PREPAID ENVELOPE ENCLOSED HEREWITH. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. THANK YOU.



                                             By Order of the Board of Directors

                                             /s/ Adam M. Kotkin

                                             Adam M. Kotkin
                                             Secretary

                                 REVOCABLE PROXY
                              BIGSTRING CORPORATION

                  [X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           -----------------------------------------------------------

                     For the Annual Meeting of Stockholders
                           to be held on May 30, 2007

The undersigned, a stockholder of BIGSTRING CORPORATION, hereby constitutes and appoints DARIN M. MYMAN and ADAM M. KOTKIN, and each of them, as proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of said BIGSTRING CORPORATION called and to be held at the law firm of Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, Red Bank, New Jersey, on Thursday, May 30, 2007 at 10:00 a.m. (the "Annual Meeting") and any adjournment or postponement thereof, and thereat to vote as designated hereon the number of shares the undersigned would be entitled to vote and with all powers the undersigned would possess if personally present.


      1. To elect the following nominees for director who will serve on the Board of Directors of BigString Corporation until the next annual meeting of stockholders and until their successors have been elected and qualify: Robert DeMeulemeester, Marc W. Dutton, Adam M. Kotkin, Darin M. Myman, Lee Rosenberg and Todd M. Ross

            INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

                 FOR                WITHHOLD                FOR ALL EXCEPT
                 [_]                  [_]                        [_]

                                                         -----------------------

                                                         -----------------------

      2. To transact such other business as may properly come before the Annual Meeting or any further adjournment or postponement thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN A MANNER DIRECTED HEREIN BY THE BELOW SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                                                  -----------------------------
         Please be sure to sign and date          | Date                       |
          this Proxy in the box below.            |                   , 2007   |
-------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-------------------------------------------------------------------------------
            Stockholder sign above              Co-holder (if any) sign above

  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^
                              BIGSTRING CORPORATION

--------------------------------------------------------------------------------
         Please sign exactly as your name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.
--------------------------------------------------------------------------------

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.